UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Tremont Mortgage Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 27, 2021 at 1:30 p.m., Eastern time

Live Webcast Accessible at
https://www.viewproxy.com/TremontMortgageTrust/2021/

TREMONT
MORTGAGE TRUST

BUSINESS AT A GLANCE

Tremont Mortgage Trust (Nasdaq: TRMT) is a real estate finance company that originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. TRMT is managed by an affiliate of The RMR Group (Nasdaq: RMR). As of December 31, 2020, TRMT had a portfolio of 14 performing loans with aggregate total commitments of more than $290 million and a Repurchase Facility with a maximum facility size of $213 million. For more information about TRMT, please visit trmtreit.com.

$293.9M
AGGREGATE TOTAL LOAN COMMITMENTS[(1)]

2.6 Years
WEIGHTED AVERAGE MAXIMUM MATURITY[(2)]

5.70%
WEIGHTED AVERAGE COUPON

6.39%
ALL-IN-YIELD

GEOGRAPHIC DIVERSIFICATION BY LOAN
(based on book value of loans held for investment as of December 31, 2020)

West: 4%
Midwest: 22%
East: 37%
South: 37%

PROPERTY TYPE BY LOAN
(based on book value of loans held for investment as of December 31, 2020)

Hotel: 8%
Retail: 16%
Office: 34%
Industrial: 17%
Multifamily: 25%

OUTSTANDING DEBT TO FUNDED INVESTMENT
(as of December 31, 2020)

$300,000
$200,000
$100,000
$0
$281,654
$201,051
Investments
Master Repurchase Facility

MAXIMUM LOAN TERM MATURITY PROFILE[(2)]
(based on principal balances as of December 31, 2020)

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$20,115
$38,938
$139,067
$69,534
$14,000
2020
2021
2022
2023
2024
2025

(1) Represents the sum of initial loan funding plus unfunded loan commitments, which are primarily used to finance property and building improvements and leasing capital and are generally funded over the term of the loan.

(2) Maximum maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions.

LETTER TO OUR SHAREHOLDERS FROM YOUR BOARD OF TRUSTEES

Dear Fellow Shareholders:

Please join us for our 2021 Annual Meeting of Shareholders, which will be held virtually at 1:30 p.m. on Thursday, May 27, 2021. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites your receipt of these important materials while reducing the cost and environmental impact of our annual meeting.

In 2020, we proactively approached the disruption to the commercial real estate industry created by the COVID-19 pandemic. At the start of the COVID-19 pandemic, we reduced our quarterly dividend to preserve cash and amended our Master Repurchase Facility to ensure we had adequate liquidity. We also actively managed our loans, working closely with our borrowers, to ensure their business plans were adjusted to take into account the changing landscape. As a result, we reported solid 2020 results and all of our loans continued to remain current on debt service. Given the performance of our portfolio, we plan to reinstate our regular quarterly distribution and announce the amount of that distribution in April 2021.

We take seriously our role in the oversight of our Company's long term business strategy, which we believe is the best path to long term value creation for our shareholders.

We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business.

March 24, 2021

John L. Harrington Joseph L. Morea Matthew P. Jordan Adam D. Portnoy William A. Lamkin

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

Location Live Webcast Accessible at https://www.viewproxy.com/TremontMortgageTrust/2021/ Date: Thursday, May 27, 2021 Time: 1:30 p.m., Eastern time	Agenda:

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Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

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Approve the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2021 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 17, 2021.

Attending Our 2021 Annual Meeting: Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our 2021 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. No physical meeting will be held.

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Record Owners: If you are a shareholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TremontMortgageTrust/2021/. Please have the control number located on your proxy card or voting information form available.

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Beneficial Owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Trustees,

Jennifer B. Clark Secretary
March 24, 2021

PROXY STATEMENT

Our Board of Trustees (our "Board") of Tremont Mortgage Trust (the "Company," "we," "us" or "our"), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2021 annual meeting of shareholders. Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders and other stakeholders, our annual meeting will be held virtually via live webcast on Thursday, May 27, 2021, at 1:30 p.m., Eastern time, subject to any adjournments or postponements thereof (the "2021 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 24, 2021.

Only owners of record of our common shares of beneficial interest ("Common Shares") as of the close of business on March 17, 2021, the record date for our 2021 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On March 17, 2021, there were approximately 8,305,911 Common Shares issued and outstanding.

The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2021 ANNUAL
MEETING TO BE HELD ON THURSDAY, MAY 27, 2021.

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2020 are available at www.proxyvote.com.

PLEASE VOTE

Please vote to play a part in our future. Nasdaq rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 8	FOR	Plurality of all votes cast
2	Approval of the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan	Page 22	FOR	Majority of all votes cast
3	Ratification of independent auditors*	Page 25	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 26, 2021 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 26, 2021 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

    •
    To review and download easy to read versions of our Proxy Statement and Annual Report.

    •
    To sign up for future electronic delivery to reduce the impact on the environment.

  2021 Proxy Statement    1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a five member Board of Trustees. Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board added William A. Lamkin in May 2020 as an Independent Trustee and Matthew P. Jordan in January 2021 as a Managing Trustee to refresh our Board's composition.

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

Our Board oversees and monitors strategic planning.

   Business strategy is a key focus of our Board and embedded in the work of Board committees.

Company management is charged with executing business strategy and provides regular performance updates to our Board.	Our Board oversees risk management.

   Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

Company management is charged with managing risk, through robust internal processes and effective internal controls.	Our Board oversees succession planning and talent development for senior executive positions.

   Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

2       2021 Proxy Statement

Our Board's Role in Oversight of Risk Management

Our Board is elected by our shareholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by Tremont Realty Advisors LLC ("TRA"), and TRA and our officers and Director of Internal Audit are responsible for incorporating risk management in their activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by TRA, internal audit and other service providers, including:

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  reports on market and industry conditions;

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  reports on the impact of the COVID-19 pandemic on our business;

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  operating and regulatory compliance reports;

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  financial reports;

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  reports on risk management and our Environmental, Social and Governance activities and initiatives;

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  regulatory and legislative updates that may impact us;

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  reports on the security of our information technology processes and our data; and

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  legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with representatives of TRA, The RMR Group LLC ("RMR LLC"), our officers, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee considers risks related to cybersecurity, and receives regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Compensation Committee, whose duties are detailed in its charter, among other duties, evaluates the performance of our Director of Internal Audit. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

  2021 Proxy Statement    3

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the fiscal year ended December 31, 2020 (the "Annual Report"). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

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  our Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, our Board has adopted written Governance Guidelines as described below.

In accordance with our Declaration of Trust and Bylaws, our Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees.

Our Bylaws also require that a majority of our Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of TRA or RMR LLC, are not involved in our day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the Securities and Exchange Commission ("SEC").

Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that John L. Harrington, William A. Lamkin and Joseph L. Morea currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Trustees with regard to each of our Trustees' relationships with us, TRA, RMR LLC or The RMR Group Inc. ("RMR Inc.") and the other companies to which RMR LLC or its subsidiaries provide management or advisory services. Our Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Chair of our Audit Committee, unless the Independent Trustees determine otherwise.

4       2021 Proxy Statement

Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Trustees.

Our President and our Chief Financial Officer and Treasurer are not members of our Board, but they and our Director of Internal Audit regularly attend Board and Board committee meetings. Other officers of TRA and RMR LLC also sometimes attend Board meetings at the invitation of our Board. Special meetings of our Board may be called at any time by any Managing Trustee, the Chief Executive Officer, the President or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee, the Independent Trustee or member of management who is most knowledgeable on a subject.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our and TRA's board members, officers and in the case of TRA, employees, and ensure compliance with applicable laws and regulations.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code, information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code, and how to communicate with our Trustees. To access these documents on our website visit www.trmtreit.com.

Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee is comprised entirely of Independent Trustees under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees. To access these documents on our website visit www.trmtreit.com.

  2021 Proxy Statement    5

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities and those of RMR Inc. or any other public company to which RMR LLC or its affiliates provide management services.

Nominations for Trustees

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to our Board nominees for election at each annual meeting of shareholders. Our Nominating and Governance Committee may consider candidates suggested by our Trustees, officers or shareholders or by others. Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Tremont Mortgage Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Communications with our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with our Trustees, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2022 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received at our principal executive office on or before November 24, 2021 in order to be eligible to be included in the proxy statement for the 2022 annual meeting of shareholders; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days before or after May 27, 2022, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2022 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2022 annual meeting of shareholders must be received by our Secretary at our principal executive office, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 24, 2021 and not earlier than November 24, 2021; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days earlier or later than May 27, 2022, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2022 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2022 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the

6       2021 Proxy Statement

shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

  2021 Proxy Statement    7

PROPOSAL 1: ELECTION OF TRUSTEES

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Mr. Matthew P. Jordan for election as a Managing Trustee in Class I and Mr. William A. Lamkin for election as an Independent Trustee in Class I. Messrs. Jordan and Lamkin currently serve on our Board.

If elected, each nominee would serve until our 2024 annual meeting of shareholders and until his successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the commercial real estate ("CRE") industry, CRE financing and real estate investment trusts ("REITs");

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

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be committed to serving on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his, her or their field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of our historical business activities;

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familiarity with the public capital markets;

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experience at a strategic or policymaking level in a business, government or non-profit organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

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qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of our Board's overall composition when evaluating potential nominees for election as Trustee.

A plurality of all the votes cast is required to elect each Trustee nominee at our 2021 Annual Meeting.

The names, principal occupations and certain other information about each Trustee nominee, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such person is currently qualified to serve as a Trustee, are set forth on the following pages.

Our Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

8       2021 Proxy Statement

Trustee Nominees to be Elected at Our 2021 Annual Meeting

Matthew P. Jordan Age: 46 Managing Trustee since 2021 Class/Term: Class I with a term expiring at our 2021 Annual Meeting	Board Committees: None	Other RMR Managed Public Company Boards(1): • RMR Mortgage Trust (since 2021) Other Non-RMR Managed Public Company Boards: None

Mr. Jordan serves as the executive vice president, chief financial officer and treasurer of RMR Inc. and RMR LLC. Mr. Jordan became an executive vice president of RMR Inc. in 2017 and chief financial officer and treasurer of RMR Inc. in 2015. He joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan was an executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 to January 2021 when it merged with TRA. Mr. Jordan has been a director and the president and chief executive officer of TRA since January 2021; he was previously an executive vice president, chief financial officer and treasurer of TRA from October 2017 to December 2020; he was previously a vice president, treasurer and chief financial officer of TRA since its formation in 2016. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.	Specific Qualifications, Attributes, Skills and Experience:

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Leadership position with RMR LLC and demonstrated management ability

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Extensive experience in, and knowledge of, the CRE industry and REITs

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Institutional knowledge earned through leadership positions with TRA and RMR LLC

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Professional skills and expertise in accounting and financing and experience as a chief financial officer and chief accounting officer

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Identifies as Caucasian and as male

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Qualifying as a Managing Trustee in accordance with the requirements of our governing documents

William A. Lamkin Age: 61 Independent Trustee since 2020 Class/Term: Class I with a term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance (Chair)	Other RMR Managed Public Company Boards(1):

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Office Properties Income Trust (since 2019)

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Service Properties Trust (since 2007)

Other Non-RMR Managed Public Company Boards:

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Ackrell SPAC Partners I Co. (since 2020)

Mr. Lamkin was a partner in Ackrell Capital LLC, a San Francisco based investment bank, from 2003 to 2019. Mr. Lamkin was an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to being a partner in Ackrell Capital LLC, he was employed as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.	Specific Qualifications, Attributes, Skills and Experience:

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Experience in, and knowledge of, the commercial real estate and investment banking industries

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Demonstrated management ability

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Experience in capital raising and strategic business transactions

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Professional training, skills and expertise in, among other things, legal and finance matters

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Work on public company boards and board committees

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Identifies as Caucasian and as male

•

Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

(1)
In addition to our Company, RMR LLC or its subsidiaries currently provide management services to seven other public companies, including the following five public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC) and RMR Mortgage Trust (Nasdaq: RMRM). For us and these other companies with no employees, RMR LLC or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements. RMR LLC also provides business management services to two public operating companies, Five Star Senior Living Inc. (Nasdaq: FVE) and TravelCenters of America Inc. (Nasdaq: TA), both of which have their own employees but some members of the senior leadership of these companies are also RMR LLC employees.

  2021 Proxy Statement    9

Continuing Trustees

John L. Harrington Age: 84 Independent Trustee since 2017 Class/Term: Class II with a term expiring at the 2022 annual meeting of shareholders	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance	Other RMR Managed Public Company Boards(1):

•

Service Properties Trust (since 1995)

•

Diversified Healthcare Trust (since 1999)

•

RMR Mortgage Trust, including its predecessor funds (formerly known as RMR Real Estate Income Fund, since 2003)

•

Office Properties Income Trust (since 2009)

Other Non-RMR Managed Public Company Boards: None

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington is a certified public accountant.	Specific Qualifications, Attributes, Skills and Experience:

•

Demonstrated leadership capability

•

Work on public company boards and board committees and in key management roles in various enterprises

•

Service on the boards of several private and charitable organizations

•

Professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer

•

Expertise in compensation and benefits matters

•

Institutional knowledge earned through prior service on our Board

•

Identifies as Caucasian and as male

•

Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

10       2021 Proxy Statement

Joseph L. Morea Age: 66 Independent Trustee since 2017 Class/Term: Class III with a term expiring at the 2023 annual meeting of shareholders	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1):

•

TravelCenters of America Inc. (since 2015)

•

Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards:

•

First Eagle Senior Loan Fund (since 2013)

•

Portman Ridge Finance Corporation (since 2020)

Mr. Morea served as a director of Garrison Capital Inc. from 2015 to 2020, until it was acquired by Portman Ridge Finance Corporation, as a director of Eagle Growth & Income Opportunities Fund from 2015 to 2020 and as a trustee of RMR Mortgage Trust from 2016 to May 2020. Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant.	Specific Qualifications, Attributes, Skills and Experience:

•

Experience in and knowledge of the investment banking industry and public capital markets

•

Demonstrated leadership and management abilities

•

Experience in capital raising and strategic business transactions

•

Experience as a public company trustee and director and board committee member

•

Professional training, skills and expertise in, among other things, finance matters

•

Institutional knowledge earned through prior service on our Board since shortly after our formation

•

Identifies as Caucasian and as male

•

Qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents

  2021 Proxy Statement    11

Adam D. Portnoy Age: 50 Managing Trustee since 2017 Class/Term: Class II with a term expiring at the 2022 annual meeting of shareholders	Board Committees: None	Other RMR Managed Public Company Boards(1):

•

Service Properties Trust (since 2007)

•

Diversified Healthcare Trust (since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust, including its predecessor funds (formerly known as RMR Real Estate Income Fund, since 2009)

•

The RMR Group Inc. (since 2015)

•

Industrial Logistics Properties Trust (since 2017)

•

Five Star Senior Living Inc. (since 2018)

•

TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been president and chief executive officer of RMR Inc. since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of TRA since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust. Mr. Portnoy is a director and controlling shareholder of Sonesta Holdco Corporation ("Sonesta"). Mr. Portnoy served as a director of RMR Advisors LLC from 2007 to 2021 when it merged with TRA and served as its president from 2007 to 2017 and its chief executive officer from 2015 to 2017. Mr. Portnoy served as president and chief executive officer of RMR Mortgage Trust from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts, as chair of the board of directors of the Pioneer Institute and as a member of AJC New England's Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.	Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the asset management and CRE industries and REITs

•

Leadership position with TRA and RMR LLC and demonstrated management ability

•

Public company trustee and director service

•

Experience in investment banking and private equity

•

Institutional knowledge earned through prior service on our Board and in leadership positions with TRA and RMR LLC

•

Identifies as Caucasian and as male

•

Qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust

Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy's extensive familiarity with our day to day business provides valuable insight for our Board.

12       2021 Proxy Statement

Executive Officers

There are no family relationships among any of our Trustees or executive officers. Our executive officers serve at the discretion of our Board.

Thomas Lorenzini Age: 54	President since 2021

Mr. Lorenzini has been a vice president of RMR LLC and a vice president of TRA since 2020 and was a vice president of RMR Advisors from 2020 to 2021 when it merged with TRA. Mr. Lorenzini has been Managing Director, Capital Markets, of Tremont Realty Capital, which is the trade name of TRA, since October 2019. From 2016 until October 2019, Mr. Lorenzini served as Senior Director, Capital Markets of Tremont Realty Capital. Mr. Lorenzini was a founding member of TRA's predecessor business. Prior to joining TRA's predecessor business in 2000, Mr. Lorenzini was Midwest regional director for Finova Realty Capital, and prior to that, Mr. Lorenzini was a senior director for Belgravia Realty Capital. Mr. Lorenzini identifies as Caucasian and as male.

G. Douglas Lanois Age: 60	Chief Financial Officer and Treasurer since 2017

Mr. Lanois has served as chief financial officer and treasurer of TRA since January 2021 and a senior vice president of TRA and RMR LLC since 2018. Mr. Lanois served as a senior vice president of RMR Advisors LLC from 2020 to 2021 when it merged with TRA and he previously served until 2018 as a vice president of TRA and RMR LLC since RMR LLC acquired substantially all of the Tremont business in 2016. Before joining RMR LLC, Mr. Lanois was chief financial officer and portfolio manager of Tremont Realty Capital, LLC since 2004. Prior to Tremont Realty Capital, LLC, Mr. Lanois was chief financial officer of CRES Development Company, Inc., a multidisciplinary real estate firm, from 2003 to 2004. Prior to CRES Development, Mr. Lanois was senior vice president and chief financial officer at Pembroke Real Estate, the real estate development and management division of FMR LLC, from 1998 to 2002. Prior to Pembroke, Mr. Lanois was vice president and controller at Beacon Properties Corporation, and he previously worked at AEW Capital Management and the accounting firm of Laventhol & Horwath. Mr. Lanois identifies as Caucasian and as male.

  2021 Proxy Statement    13

BOARD COMMITTEES

Audit Committee

Members Joseph L. Morea (Chair) John L. Harrington William A. Lamkin(1) 10 meetings during 2020

Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Harrington is our Audit Committee's "financial expert."

Compensation Committee

Members John L. Harrington (Chair) William A. Lamkin(1) Joseph L. Morea meetings during 2020	Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of TRA, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with TRA and approving equity compensation awards. Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to TRA under our management agreement and approves any proposed amendments to or termination of that agreement.

Nominating and Governance Committee

Members William A. Lamkin(1) (Chair) John L. Harrington Joseph L. Morea 2 meetings during 2020	Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to our Board governance principles for our Company; and to oversee the evaluation of our Board and, to the extent not overseen by our Compensation Committee or a committee composed entirely of Trustees meeting the independence requirements of the rules of the Nasdaq, our management. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

(1)
Mr. Lamkin was appointed to each of our Board committees on May 13, 2020.

14       2021 Proxy Statement

BOARD MEETINGS

In 2020, our Board held nine meetings. In 2020, each Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he served that were held during the period in which he served as a Trustee or committee member. All of our Trustees who were then in office attended our 2020 annual meeting of shareholders. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.trmtreit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $30,000 for services as a Trustee. The annual fee for any new Independent Trustee is prorated for the initial year. Each Independent Trustee who serves as a committee chair of our Board's Audit Committee, Compensation Committee or Nominating and Governance Committee also receives an additional annual fee of $7,500, $5,000 and $5,000, respectively. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Trustee and Managing Trustee also receives an award of Common Shares annually, which was 3,000 Common Shares in 2020. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of our Trustees with those of our shareholders, and for our Trustees to hold equity ownership positions in our Company. Accordingly, each Trustee is expected to retain, whether vested or not, at least 20,000 Common Shares by the later of: (a) the date of our 2023 annual meeting of shareholders and (b) five years from our annual meeting of shareholders at which the Trustee was initially elected or, if earlier, from the first annual meeting of shareholders of our Company following the initial appointment of the Trustee to our Board. Compliance with these ownership guidelines is measured annually. Any Trustee who is prohibited by law or by applicable regulation of his, her or their employer from owning equity in our Company is exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

As of March 17, 2021, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

  2021 Proxy Statement    15

Fiscal Year 2020 Trustee Compensation

The following table details the total compensation of the Trustees for the fiscal year ended December 31, 2020 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

John L. Harrington	35,000	5,760	—	40,760
William A. Lamkin(3)	35,000	5,760	—	40,760
Joseph L. Morea	37,500	5,760	—	43,260
Adam D. Portnoy(4)	—	5,760	—	5,760
David M. Blackman(4)(5)	—	5,760	—	5,760
Jeffrey P. Somers(3)	—	—	—	—

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2020, consisting of a $30,000 annual cash fee and each of Messrs. Harrington, Lamkin and Morea earned an additional $5,000, $5,000 and $7,500, respectively, for service as a committee chair in 2020.

(2)
Equals 3,000 Common Shares multiplied by the closing price of such shares on May 13, 2020, the award date. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Mr. Somers resigned as an Independent Trustee, effective May 13, 2020. Our Board elected Mr. Lamkin as an Independent Trustee in Class I, effective May 13, 2020, to fill the vacancy created by Mr. Somers's resignation.

(4)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of David M. Blackman for his service as our former President and Chief Executive Officer is not included here and is described below under "Executive Compensation."

(5)
Mr. Blackman resigned as a Managing Trustee and our President and Chief Executive Officer, effective December 31, 2020. Our Board elected Mr. Jordan as a Managing Trustee and Mr. Lorenzini as our President, effective January 1, 2021.

16       2021 Proxy Statement

OWNERSHIP OF OUR EQUITY SECURITIES

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of our outstanding Common Shares by each Trustee, each Trustee nominee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of March 17, 2021. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	1,610,600	19.4%	Includes 1,600,100 Common Shares owned by TRA. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared with Adam D. Portnoy as the sole trustee, President and controlling shareholder of ABP Trust.
David M. Blackman***	28,887	Less than 1%

G. Douglas Lanois	19,341	Less than 1%
John L. Harrington	10,500	Less than 1%

Includes 10,500 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.

Matthew P. Jordan	14,717	Less than 1%
William A. Lamkin	3,000	Less than 1%

Includes 3,000 Common Shares owned by Janet W. Lamkin and William A. Lamkin as trustees of a trust, Trustees U/T/D 9-28-18. Mr. Lamkin may be deemed to hold voting and investment power as a trustee and beneficiary of the trust.

Joseph L. Morea	20,500	Less than 1%

All Trustees, the Trustee nominees and executive officers as a group (eight persons)	1,719,615	20.7%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on approximately 8,305,911 Common Shares outstanding as of March 17, 2021.

***
Mr. Blackman resigned as a Managing Trustee and our President and Chief Executive Officer, effective December 31, 2020.

  2021 Proxy Statement    17

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Tremont Realty Advisors LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam D. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	1,610,600	19.4%	Based on a Form 4 filed with the SEC on May 13, 2020 and a Schedule 13D/A filed with the SEC on May 23, 2019:

TRA directly owns and has shared voting and dispositive power over 1,600,100 Common Shares. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared by RMR LLC, RMR Inc., ABP Trust and Adam D. Portnoy as controlling shareholder of RMR Inc. TRA is a direct wholly owned subsidiary of RMR LLC, which is a direct majority owned operating subsidiary of RMR Inc. None of RMR LLC, RMR Inc. or ABP Trust directly owns any Common Shares.

Adam D. Portnoy directly owns and has sole voting and dipositive power over 10,500 Common Shares and beneficially owns and has shared voting and dispositive power over 1,600,100 Common Shares.

*
The percentages indicated are based on approximately 8,305,911 Common Shares outstanding as of March 17, 2021.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is comprised entirely of three Independent Trustees. No member of our Compensation Committee is a current, or during 2020 was a former, officer or employee of our Company. In 2020, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Members of our Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Harrington serves as an independent trustee of DHC, OPI, SVC and RMRM. Mr. Lamkin serves as an independent trustee of OPI and SVC. Mr. Morea serves as an independent trustee of ILPT and an independent director of TA and served as an independent trustee of RMRM until May 2020. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

18       2021 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation we paid to our former President and Chief Executive Officer and to our Chief Financial Officer and Treasurer who were serving as such officers as of December 31, 2020, or our "named executive officers." None of our named executive officers is employed by us. TRA, a subsidiary of RMR LLC, provides services that otherwise would be provided by employees and either RMR LLC or TRA employs and compensates our named executive officers directly and in their sole discretion in connection with their services rendered to TRA, RMR LLC and to us. For information regarding the compensation paid by us to TRA and RMR LLC, please see the below "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. We do not pay our named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the 2017 Equity Compensation Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

G. Douglas Lanois	2020	14,600	—	14,600
Chief Financial Officer and Treasurer	2019	22,750	—	22,750

David M. Blackman(2)	2020	34,960	—	34,960
Former President and Chief Executive Officer	2019	76,580	—	76,580

(1)
Represents the grant date fair value of Common Share awards in 2020 and 2019 calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column include the value of 10,000 Common Shares we awarded to Mr. Blackman in his capacity of President and Chief Executive Officer and the 3,000 Common Shares we awarded to him in his capacity as a Managing Trustee.

(2)
Mr. Blackman resigned as our President and Chief Executive Officer, effective December 31, 2020. Our Board appointed Thomas J. Lorenzini as our President, effective January 1, 2021.

  2021 Proxy Statement    19

2020 Outstanding Equity Awards at Fiscal Year End

Share awards granted by us to the named executive officers in 2020 in their capacity as our officers provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, TRA, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the 2017 Equity Compensation Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by us to our named executive officers in their capacity as our officers that were unvested as of December 31, 2020.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

G. Douglas Lanois	2020	4,000	15,160
	2019	3,000	11,370
	2018	2,000	7,580
	2017	1,000	3,790

David M. Blackman(3)	2020	8,000	30,320
	2019	6,000	22,740
	2018	2,000	7,580
	2017	1,000	3,790

(1)
The Common Shares awarded in 2020, 2019, 2018 and 2017 were awarded on September 17, 2020, September 18, 2019, September 13, 2018 and November 13, 2017, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2020.

(3)
On October 9, 2020, RMR LLC entered into a retirement agreement with Mr. Blackman in connection with his retirement from RMR LLC and its client companies. Pursuant to the retirement agreement, Mr. Blackman continued to serve as our President, Chief Executive Officer and Managing Trustee through December 31, 2020 and is expected to remain employed as a non-executive employee by RMR LLC through June 30, 2021, after which his employment will terminate. Consistent with Mr. Blackman's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Blackman's awards through June 30, 2021. As of June 30, 2021, all of Mr. Blackman's then unvested Common Shares will vest in full, subject to certain conditions. For additional information with respect to this agreement and Mr. Blackman's retirement, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Shareholders.

Potential Payments upon Termination or Change in Control

Although we have no formal policy, plan or arrangement for payments to employees of TRA or RMR LLC in connection with the termination of their employment with TRA or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2017 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

20       2021 Proxy Statement

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2020.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2020 ($)(1)

G. Douglas Lanois	10,000	37,900
David M. Blackman(2)	17,000	64,430

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2020.

(2)
On October 9, 2020, we entered into a retirement agreement with Mr. Blackman in connection with his retirement from our Company that provides for the acceleration of vesting of Mr. Blackman's unvested Common Shares as of June 30, 2021, subject to certain conditions.

For a discussion of the consequences of a Termination Event under our management agreement with TRA, see the "Related Person Transactions" section.

  2021 Proxy Statement    21

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED 2017 EQUITY COMPENSATION PLAN

We ask you to approve the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan (the "Amended and Restated Plan"). The Amended and Restated Plan increases the number of Common Shares available under the plan by 350,000 shares, thereby increasing the aggregate number of Common Shares from the 232,500 shares previously reserved under the predecessor 2017 Equity Compensation Plan (the "Predecessor Plan") to an aggregate of 582,500 Common Shares.

The Amended and Restated Plan provides that an aggregate of 582,500 Common Shares are available for award under the plan pursuant to grants of Common Shares or Common Shares subject to restrictions ("Restricted Shares"). As of February 28, 2021, 26,689 Common Shares were available for grants of future awards pursuant to the Predecessor Plan, and there were 93,480 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in applicable share award agreements.

Our Board believes that equity compensation recognizes our executives' and other service providers' performance and leadership, motivates future performance and aligns interests with those of our Company and other shareholders. Our Board also believes that vesting of granted shares over time encourages executives and other service providers to remain in the service of our Company, TRA and RMR LLC and to continue to provide services to us through the term of the awards. The Amended and Restated Plan is the only plan we have to provide equity compensation to eligible individuals.

For purposes of evaluating our equity compensation program, you may wish to consider two key metrics: "historical burn rate" and "dilution."

•
Historical Burn Rate.   Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our basic weighted average Common Shares outstanding for the period. Our burn rate for the year ended December 31, 2020 was 0.87%, and our average annual burn rate for the three years ended December 31, 2020 was 1.33%.

•
Dilution.  Our dilution is the number of Common Shares available for future grants of equity awards in proportion to our Common Shares outstanding plus the number of Common Shares available for future grants of equity awards. As of the year ended December 31, 2020, our dilution was 0.36%. If the Amended and Restated Plan is approved by our shareholders, the potential dilution is approximately 4.37%.

Material Terms of the Amended and Restated Plan

A copy of the Amended and Restated Plan is set forth as Annex A to this Proxy Statement. The material features of the Amended and Restated Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the Amended and Restated Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Administration. The Amended and Restated Plan will continue to be administered by our Board or, in the discretion of our Board, a committee ("Authorized Committee") designated by our Board and comprised of at least two members of our Board. Our Board has delegated its authority to administer the Predecessor Plan to our Compensation Committee and such delegation is expected to remain in place with respect to the Amended and Restated Plan. Each member of any Authorized Committee is required to be a "non-employee director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and to meet such other requirements as our Board may proscribe. Our Board or the Authorized Committee has the authority to administer the Amended and Restated Plan, including the authority to interpret the plan, to make awards thereunder (and determine the terms of such awards) and

22       2021 Proxy Statement

to adopt and approve from time to time the forms of share award agreements under the Amended and Restated Plan.

Awards. The Amended and Restated Plan permits discretionary awards of Common Shares, which will be subject to such terms and conditions as our Board or the Authorized Committee may determine, which may include, without limitation, terms with respect to vesting, forfeiture, repurchase or transfer restrictions, typically based on continued employment or service.

Participants. The Amended and Restated Plan permits awards to be made to our Trustees and officers, employees of TRA and RMR LLC, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Actual participants are determined by our Board or the Authorized Committee in its discretion.

Change in Control; Termination Event. The Amended and Restated Plan provides that if we are subject to a "Change in Control," or a "Termination Event" (as defined in the plan) unvested awards will vest upon the occurrence of such event.

Amendment and Termination. The Amended and Restated Plan may be amended or terminated by our Board, subject to shareholder approval where required by law or applicable listing requirements. The Amended and Restated Plan will, unless terminated earlier by our Board, terminate on May 27, 2031. However, awards outstanding at the termination of the Amended and Restated Plan shall remain in effect according to their terms and the provisions of such plan.

Common Shares Available. The total number of Common Shares that may be granted under the Amended and Restated Plan is 582,500, subject to adjustment for certain transactions as set forth in the plan. If any Common Shares subject to an award are forfeited, cancelled, repurchased or surrendered (including in satisfaction of tax obligations), the shares with respect to such award will, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Amended and Restated Plan. The number of Common Shares reserved for issuance under the Amended and Restated Plan and the awards made under the plan are generally subject to adjustment by our Board upon the occurrence of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction.

On February 28, 2021, the last reported sale price of the Common Shares on the Nasdaq was $5.68 per share.

Persons eligible to receive awards of shares under the Amended and Restated Plan will be those persons selected by our Board or committee in its discretion from among our Trustees and officers, employees of TRA and RMR LLC, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. As of February 28, 2021, we had two executive officers and five Trustees and RMR LLC and its subsidiaries had approximately 600 employees who were not either our executive officers or Trustees; all of those persons and other qualifying service providers of our Company would be eligible for awards under the Amended and Restated Plan. During 2020, 46 eligible Trustees, executive officers and TRA and RMR LLC employees (and those of its subsidiaries) received awards under the Predecessor Plan.

Awards under the Amended and Restated Plan will generally be made in the discretion of our Board or designated committee and are therefore not determinable at this time.

Certain Federal Income Tax Consequences in Respect of the Amended and Restated Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the Amended and Restated Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

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Share Awards. A participant in the Amended and Restated Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are transferred.

Restricted Shares. The term "restricted shares" refers to an award of Common Shares under the Amended and Restated Plan that are subject to forfeiture restrictions. A participant generally will not be taxed upon the receipt of Restricted Shares, but rather will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. However, a participant may (not later than 30 days after the transfer of such Restricted Shares to the participant) elect under Internal Revenue Code Section 83(b) (a "Section 83(b) Election") to recognize ordinary compensation income upon the receipt of the Restricted Shares in an amount equal to the fair market value at that time, notwithstanding the fact that such Restricted Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the forfeiture restrictions lapse. If a participant makes a Section 83(b) Election and then later forfeits the Restricted Shares, such participant will not be permitted to deduct the amount of ordinary compensation income recognized.

The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) Election has been made.

We, as the recipient of the services rendered by the participant, will generally be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income.

Equity Compensation Plan Information

The following table shows information with respect to securities authorized for issuance under the equity compensation plans we maintain as of February 28, 2021.

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Common Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	None	N/A	26,689
Equity compensation plans not approved by security holders	None	N/A	None
Total	None	N/A	26,689

Approval of the Amended and Restated Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Trustees recommends a vote "FOR" the approval of the Amended and Restated Plan.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, the results of inspections by the Public Company Accounting Oversight Board ("PCAOB") and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of our independent auditors' lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.

Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") to serve as our independent auditors for the fiscal year ending December 31, 2021. On June 12, 2020, our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm, effective as of such date. During the fiscal years ended December 31, 2018 and December 31, 2019, and the subsequent interim period through June 12, 2020, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor that we consider in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with our Audit Committee's determination to engage Deloitte, our Audit Committee dismissed Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm, effective as of such date.

The reports of Ernst & Young on our consolidated financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2019, and during the subsequent interim period through June 12, 2020, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in their report. During the fiscal years ended December 31, 2018 and December 31, 2019 and the subsequent interim period through June 12, 2020, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Ernst & Young with a copy of this disclosure and requested that Ernst & Young furnish us with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young's letter, dated June 15, 2020, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on June 15, 2020.

Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of

  2021 Proxy Statement    25

our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal year ended December 31, 2020.

2020 Fees
Audit Fees	$258,552
Audit Related Fees	—
Tax Fees	10,500
All Other Fees	948

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2020 and 2019, in each case, at such times they served as our independent auditors.

	2020 Fees	2019 Fees
Audit Fees	$30,000	$435,100
Audit Related Fees	—	—
Tax Fees	7,000	10,000
All Other Fees	992	787

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2019 and 2020 relating to fees for audit and other services provided to us by Ernst & Young and Deloitte, in each case, at such times they served as our independent auditors, reflect annual subscription fees for each independent auditor's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit

26       2021 Proxy Statement

Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB's rules.

All services for which we engaged Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, are set forth above. Our Audit Committee approved the engagement of Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 to provide the non-audit services described above because it determined that Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 providing these services would not compromise each independent auditor's independence and that each firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of Deloitte will be present at our 2021 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Trustees recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

  2021 Proxy Statement    27

REPORT OF OUR AUDIT COMMITTEE

In the course of our Audit Committee's oversight of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2020; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Joseph L. Morea, Chair John L. Harrington William A. Lamkin

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FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2021 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2020 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Telephone or Internet. All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 26, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Written Proxy. All shareholders of record also can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker

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or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 26, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

Electronically at our 2021 Annual Meeting.

  •
  All shareholders of record may vote electronically at the meeting, as described in the response to question 11. Even if you plan to attend our 2021 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2021 Annual Meeting.

  •
  Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is voted at our 2021 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2021 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at our 2021 Annual Meeting?

Holders of record of our Common Shares as of the close of business on March 17, 2021, the record date, may vote at the meeting. Holders of our Common Shares will vote as a single class on all matters at the meeting.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 8, 22 and 25, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2021 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at our 2021 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does

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not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1, 2 or 3. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or 2. There can be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2021 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Morrow Sodali LLC ("Morrow Sodali") to assist with the solicitation of proxies for an estimated fee of $10,000 plus reimbursement of expenses. We have agreed to indemnify Morrow Sodali against certain liabilities arising out of our agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries', including our manager, TRA, directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-7651. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2021 Annual Meeting Information

10. Why is our 2021 Annual Meeting being held virtually?

Because of the COVID-19 pandemic, we believe hosting our 2021 Annual Meeting virtually will help ensure the health and well-being of our shareholders and other stakeholders. Shareholders attending our 2021 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

11. How do I attend our virtual 2021 Annual Meeting?

Attendance at the meeting is limited to our Trustees and officers, shareholders as of the record date (March 17, 2021) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.

  •
  Record owners:  If you are a shareholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/TremontMortgageTrust/2021/. Please have the control number located on your proxy card or voting information form available.

  •
  Beneficial owners:  If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

    To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from customercare@gotowebinar.com confirming registration and providing further instructions regarding attending our 2021 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-7651.

12. How can I vote electronically at our 2021 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2021 Annual Meeting. Please follow the procedures described in the response to questions 3 and 11.

You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

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13. How can I ask questions at our 2021 Annual Meeting?

Shareholders as of the record date who attend and participate in our 2021 Annual Meeting at https://www.viewproxy.com/TremontMortgageTrust/2021/ will have an opportunity to submit questions live via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.

If you experience any technical difficulties accessing our 2021 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2021 Annual Meeting.

Company Documents, Communications and Shareholder Proposals

14. How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code. To view these documents, go to www.trmtreit.com, click on "Investors" and then click on "Governance." To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.trmtreit.com, click on "Investors," and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

15. How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@trmtreit.com. The communication will then be delivered to the Trustee(s).

16. How do I submit a nomination or other proposal for action at the 2022 annual meeting of shareholders?

A nomination or proposal for action to be presented by any shareholder at our 2022 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 24, 2021.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by us not later than 5:00 p.m., Eastern time, on December 24, 2021 and not earlier than November 24, 2021.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 6 of this Proxy Statement.

  2021 Proxy Statement    33

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2020 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of ours;

  •
  known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex B to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above. In the case of any transactions with us by employees of RMR LLC and its subsidiaries who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.trmtreit.com.

Certain related person transactions are set forth in Annex B to this Proxy Statement.

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OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 24, 2021

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ANNEX A—AMENDED AND RESTATED PLAN

TREMONT MORTGAGE TRUST
AMENDED AND RESTATED 2017 EQUITY COMPENSATION PLAN

Tremont Mortgage Trust hereby adopts the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan, effective as of the Effective Date, subject to the approval of the Company's shareholders.

I.    PURPOSE

The Plan is intended to advance the interests of the Company and its subsidiaries, if any, by providing a means of rewarding selected officers and Trustees of the Company, employees of the Company, the Manager or The RMR Group LLC, and others rendering valuable services to the Company, its subsidiaries or to the Manager or The RMR Group LLC, through grants of the Company's Shares.

II.    DEFINITIONS

Terms that are capitalized in the text of the Plan have the meanings set forth below:

  (a)
  "Board" means the Board of Trustees of the Company.

  (b)
  "Company" means Tremont Mortgage Trust, a Maryland real estate investment trust.

  (c)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (d)
  "Key Person" means an employee, consultant, advisor, Trustee, officer or other person providing services to the Company, to a subsidiary of the Company, or to the Manager or The RMR Group LLC or an affiliate of the Manager or The RMR Group LLC.

  (e)
  "Manager" means a person or entity providing management or administrative services to the Company.

  (f)
  "Participant" means a person to whom Shares have been granted, or any other person who becomes owner of the Shares by reason of such person's death or incapacity.

  (g)
  "Plan" means this Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan, as it may be amended from time to time.

  (h)
  "Securities Act" means the Securities Act of 1933, as amended.

  (i)
  "Share Agreement" means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

  (j)
  "Shares" means the Company's Common Shares of Beneficial Interest, $0.01 par value per share.

  (k)
  "Trustee" means a member of the Board.

III.    SHARES SUBJECT TO THE PLAN

Subject to the provisions of Article VII, the maximum number of Shares which may be granted under the Plan following the Effective Date shall equal 582,500. If any Shares subject to an award under the Plan are forfeited, cancelled, repurchased or surrendered (including in satisfaction of tax obligations), the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Plan.

Subject to the terms of any Share Agreement, a holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the Shares

  2021 Proxy Statement    A-1

and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing Shares or statements representing Shares in book-entry form may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. In addition, the Company may hold the certificates representing Shares pending lapse of any applicable vesting, forfeiture, repurchase, transfer or similar restrictions.

IV.    METHOD OF GRANTING SHARES

Grants of Shares to any Key Person shall be made by action of the Board, which shall have the sole discretion (subject to the terms of the Plan) to select persons to whom Shares are to be granted, the amount and timing of each such grant, the extent, if any, to which vesting restrictions or other conditions shall apply to the award and all other terms and conditions of any award (which terms and conditions need not be the same as between recipients or awards). If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him, her or them, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option and in its discretion without further notice to the Participant. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V.

V.    ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board or, in the discretion of the Board, a committee of the Board designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whichever shall be administering the Plan from time to time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board in its sole discretion and the Board shall have the authority to do all things necessary to carry out the purposes of the Plan, and its determinations shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board is authorized to: (i) adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement; (ii) make adjustments to awards in response to changes in applicable laws, regulations or accounting principles; and (iii) prescribe, amend and rescind rules and regulations relating to the Plan. If it determines to do so, the Board may grant Shares under this Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions.

For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and its composition shall comply with all other applicable legal requirements.

With respect to persons subject to Section 16 of the Exchange Act with respect to the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act.

VI.    ELIGIBLE PERSONS

The persons eligible to receive grants of Shares shall be those persons selected by the Board in its discretion from among Key Persons who contribute to the business of the Company and its subsidiaries, if any.

VII.    CHANGES IN CAPITAL STRUCTURE

In the event of any stock dividend or other similar distribution (whether in the form of stock or other securities), stock split or combination of shares (including a reverse stock split), conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, extraordinary cash dividend or other similar transaction or event, the Board shall make adjustments to the maximum number of Shares that may be issued under the Plan under Article III and Article IV and shall also make appropriate adjustments to the number and kind of shares of stock, securities or other property (including

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cash) subject to awards then outstanding under the Plan affected by such change and to the other terms and conditions of such awards. No fractional Shares shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

VIII.    EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The amendment and restatement of the Plan shall be effective at the close of business on May 27, 2021 (the "Effective Date"), subject to its approval by the Company's shareholders. Shares may be granted under the Plan from time to time until the close of business on May 27, 2031. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan. The Board hereafter may at any time amend or terminate the terms of an award or the Plan in any respect; provided that (without limiting Article VII hereof) the Board may not, without the affected Participant's consent, amend or terminate the terms of an award or the Plan so as to affect adversely the Participant's rights under an outstanding award. Any amendments to the Plan shall be conditioned upon shareholder approval only to the extent, if any, such approval is required by applicable law or listing requirements.

IX.    MISCELLANEOUS

  A.
  Nonassignability of Shares. Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement or as may be permitted by the Board.

  B.
  No Guarantee of Employment. Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment or service of, or to continue to act as an officer or Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager or The RMR Group LLC or any affiliate of the Manager or The RMR Group LLC.

  C.
  Tax Withholding; Section 409A. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and, as a condition to the receipt of any grant of Shares, a Participant agrees that if the amount payable to him, her or them by the Company in the ordinary course is insufficient to pay such taxes, he, she or they shall, upon request of the Company, pay the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Board may in its discretion permit any Participant's withholding obligation to be paid in whole or in part in the form of Shares, by withholding from the Shares to be issued to such Participant or by accepting delivery of Shares already owned by him, her or them. The fair market value of the Shares for this purpose shall be the closing price of the Shares on the principal securities exchange on which the Shares are listed on the date such Shares are repurchased by the Company, unless otherwise determined by the Board in its discretion. If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company share certificates registered in his, her or their name or other evidence of legal and beneficial ownership of Shares owned by him, her or them, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the Shares represented by such share certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his, her or their ability to pay the withholding obligation in the form of Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act. It is intended that awards granted under the Plan be exempt from the application of Section 409A of the Code, and the Plan and such awards shall be construed in accordance with that intention.

  D.
  Conditions to Issuance. The issuance of Shares under the Plan is subject to compliance with (1) the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of Shares and (2) the listing rules of any stock exchange or national market system on which the Shares are listed.

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  E.
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

  F.
  Governing Law. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed therein, without reference to the conflicts of law principles thereof.

  G.
  Change in Control. Each unvested Share under the Plan immediately prior to the occurrence of a "Change in Control" or a "Termination Event" shall become fully vested upon the occurrence of the Change in Control or Termination Event, as each term is defined below.

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

  (a)
  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding common shares of beneficial interest of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

  (b)
  the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the Effective Date, constitute the Board and any new Trustee (other than a Trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Trustees) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

  (c)
  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

  (d)
  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of Shares is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.

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A "Termination Event" shall occur if Tremont Realty Advisors LLC (or any entity controlled by, under common control with or controlling Tremont Realty Advisors LLC) ceases to be the manager or shared services provider to the Company.

For purposes of the defined terms used in this Section IX. G., but not previously defined in the Plan, the following definitions shall apply:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

"Excluded Entity" shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

  2021 Proxy Statement    A-5

ANNEX B—CERTAIN RELATED PERSON TRANSACTIONS

Relationships with TRA, RMR LLC and Others Related to Them. We have relationships and historical and continuing transactions with TRA, RMR LLC, RMR Inc. and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have trustees, directors or officers who are also our Trustees or officers. TRA is a subsidiary of RMR LLC, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR LLC. RMR LLC provides certain shared services to TRA that are applicable to us, and we reimburse TRA for the amounts it pays for those services. One of our Managing Trustees, Adam Portnoy, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of TRA, a managing director and the president and chief executive officer of RMR Inc., and an officer and employee of RMR LLC. David M. Blackman served as our other Managing Trustee and our President and Chief Executive Officer, and as a director and the president and chief executive officer of TRA until his resignation from those positions on December 31, 2020 in connection with his retirement. Following Mr. Blackman's resignation, Matthew P. Jordan was appointed as our other Managing Trustee and Thomas L. Lorenzini was appointed as our President, each effective January 1, 2021. Also effective January 1, 2021, Mr. Jordan was appointed as a director and the president and chief executive officer of TRA. Mr. Jordan is an officer of RMR Inc., he and Mr. Lorenzini are both officers of RMR LLC and Mr. Lorenzini is also an officer of TRA. In addition, each of our other officers is also an officer and/or employee of TRA or RMR LLC.

Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves as the chair of the boards of trustees and boards of directors of several of these public companies and as a managing director or managing trustee of all of these companies and other officers of RMR LLC, including Mr. Jordan and certain of our other officers and officers of our Manager, serve as managing trustees, managing directors or officers of certain of these companies.

Our Manager, TRA. TRA provides management services to us pursuant to our management agreement.

We were formed as a 100% owned subsidiary of TRA. TRA is our largest shareholder and, as of December 31, 2020, owned 1,600,100 of our common shares, or approximately 19.4% of our outstanding common shares. Each of our Managing Trustees and executive officers is also a director or officer of TRA and of RMR LLC.

We have no employees. The personnel and various services we require to operate our business are provided to us by TRA pursuant to a management agreement between us and TRA, which provides for the day to day management of our operations by TRA, subject to the oversight and direction of our Board.

Fees and Expense Reimbursements. Under the management agreement, we are responsible to pay TRA the following:

  •
  Base Management Fee. We are required to pay TRA an annual base management fee equal to 1.5% of our "Equity", payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "Equity" means (a) the sum of (i) the proceeds received by us from our initial public offering (the "IPO") and the concurrent private placement of Common Shares to TRA, plus (ii) the net proceeds received by us from any future sale or issuance of shares of beneficial interest, plus (iii) our cumulative Distributable Earnings, as defined below, for the period commencing on the completion of the IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of Common Shares, (ii) any incentive fee previously paid to TRA and (iii) any amount that we may have paid to repurchase Common Shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

  •
  Incentive Fee. We are required to pay TRA quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) our Distributable Earnings for the most recent 12 month period, including the calendar quarter (or part

  2021 Proxy Statement    B-1

    thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) our Equity in the most recent 12 month period, including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to TRA with respect to the first three calendar quarters of the most recent 12 month period. No incentive fee shall be payable with respect to any calendar quarter unless Distributable Earnings for the 12 most recently completed calendar quarters in the aggregate is greater than zero. The incentive fee may not be less than zero.

For purposes of the calculation of base management fees and incentive fees payable to TRA "Distributable Earnings" is defined as net income (or loss) attributable to our common shareholders, computed in accordance with U.S. generally accepted accounting principles ("GAAP"), including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by TRA (b) depreciation and amortization (if any); (c) non-cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussion between TRA and our Independent Trustees and approved by a majority of our Independent Trustees. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. Pursuant to the terms of our management agreement, the exclusion of depreciation and amortization from the calculation of Distributable Earnings shall only apply to owned real estate. Our shares of beneficial interest that are entitled to a specific periodic distribution or have other debt characteristics will not be included in "Equity" for the purpose of calculating incentive fees payable to TRA. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from Distributable Earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from Distributable Earnings. Equity and Distributable Earnings as defined in our management agreement are non-GAAP financial measures and may be different than our shareholders' equity and our net income calculated according to GAAP.

TRA waived any base management or incentive fees otherwise due and payable by us under our management agreement for and through the periods from July 1, 2018 through December 31, 2020. If TRA had not agreed to waive its base management and incentive fees, we would have recognized approximately $1.3 million of base management fees for the year ended December 31, 2020 and approximately $467,000 of incentive fees for the year ended December 31, 2020.

Term and Termination. Our management agreement has a term that ends on December 31, 2021 and automatically renews for successive one year terms on January 1 of each year for an additional year, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of our Independent Trustees based upon a determination that: (a) TRA's performance is unsatisfactory and materially detrimental to us or (b) the base management fee and incentive fee, taken as a whole, payable to TRA are not fair to us (provided that in the instance of (b), TRA will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by TRA before each annual renewal upon written notice delivered to our Board no later than 180 days prior to an annual renewal date. We may also terminate the management agreement at any time without the payment of any termination fee, with at least 30 days' prior written notice from us upon the occurrence of a "cause event," as defined in the management agreement. TRA may terminate the management agreement in certain other circumstances, including if we become required to register as an investment company under the Investment Company Act of 1940, as amended, for our uncured "material breach," as defined in the management agreement, we materially reduce TRA's duties and responsibilities or scope of its authority under the management agreement or we cease or take steps to cease to conduct the business of originating or investing in CRE loans.

Termination Fee. In the event our management agreement is terminated by us without a cause event or by TRA for a material breach, we will be required to pay TRA a termination fee equal to: (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to TRA during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination, plus (b) an amount equal to the initial

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organizational costs related to our formation and the costs of our IPO and the concurrent private placement paid by TRA. No termination fee will be payable if our management agreement is terminated by us for a cause event or by TRA without our material breach.

Expense Reimbursement. TRA, and not us, is responsible for the costs of its employees who provide services to us, including the cost of TRA's personnel who originate our loans, unless any such payment or reimbursement is specifically approved by a majority of our Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by us. Generally, it is the practice of TRA and RMR LLC to treat individuals who spend 50% or more of their business time providing services to TRA as employees of TRA. We are required to pay or to reimburse TRA and its affiliates for all other costs and expenses of our operations, including but not limited to, the cost of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to our investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under our management agreement to be borne by TRA. Some of these overhead, professional and other services are provided by RMR LLC pursuant to a shared services agreement between TRA and RMR LLC. We reimburse TRA for shared services costs TRA pays to RMR LLC and its affiliates, and these reimbursements include an allocation of the cost of applicable personnel employed by RMR LLC and our share of RMR LLC's costs of providing our internal audit function, with such shared services costs subject to approval by a majority of our Independent Trustees at least annually. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. We incurred shared services costs of approximately $1.3 million for the year ended December 31, 2020, payable to TRA as reimbursement for shared services costs it paid to RMR LLC.

Business Opportunities. Under our management agreement, we and TRA have agreed that for so long as TRA is managing us, neither TRA nor any of its affiliates, including RMR LLC, will sponsor or manage any other publicly traded REIT that invests primarily in first mortgage whole loans secured by middle market and transitional CRE located in the United States, unless such activity is approved by our Independent Trustees. However, our management agreement does not prohibit TRA or its affiliates (including RMR LLC) or their respective directors, trustees, officers, employees or agents from competing or providing services to other persons, funds and investment vehicles, including Centre Street Finance LLC, a private fund focused on originating and investing in mortgage loans, private REITs or other entities that may compete with us, including, among other things, with respect to the origination, acquisition, making, arranging or managing of first mortgage whole loans secured by middle market or transitional CRE or other investments like those we intend to make. In connection with the conversion of RMR Mortgage Trust ("RMRM"), from a closed-end investment company to a publicly traded commercial mortgage REIT in January 2021, our Independent Trustees approved the engagement by RMRM of TRA to serve as manager to RMRM on terms substantially similar to our management agreement with TRA.

Because TRA and RMR LLC will not be prohibited from competing with us in all circumstances, and RMR LLC provides management services to other companies, conflicts of interest exist with regard to the allocation of investment opportunities and for the time and attention of TRA, RMR LLC and their personnel. Our management agreement acknowledges these conflicts of interest and, in that agreement, we agree that TRA, RMR LLC and their subsidiaries may resolve such conflicts in good faith in their fair and reasonable discretion. In the case of a conflict involving the allocation of investment opportunities among advisory clients of TRA, TRA will endeavor to allocate such investment opportunities in a fair and equitable manner, consistent with TRA's allocation policies, taking into account such factors as it deems appropriate. With respect to mortgage loan investments, which are the only types of investment opportunity that may be appropriate for more than one advisory client of TRA, TRA has established an investment committee that is responsible for evaluating mortgage loan origination opportunities and making determinations as to whether to move forward with funding a loan, taking into account advisory clients' investment considerations. In circumstances where an investment opportunity, after taking into account advisory clients' investment considerations, is deemed appropriate for more than one advisory client, TRA will generally allocate such opportunity on a rotational basis.

Our management agreement also provides that if TRA, its affiliates (including RMR LLC) or any of their respective directors, trustees, officers, employees or agents acquires knowledge of a potential business

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opportunity, we renounce any potential interest or expectation in, or right to be offered or to participate in, such business opportunity to the maximum extent permitted by Maryland law.

Liability and Indemnification. TRA maintains a contractual as opposed to a fiduciary relationship with us. Pursuant to our management agreement, TRA does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of our Board in following or declining to follow its advice or recommendations. Under the terms of our management agreement, TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel will not be liable to us or any of our Trustees, shareholders or subsidiaries, or any of the trustees, directors or shareholders of any of our subsidiaries, for any acts or omissions related to the provision of services to us under our management agreement, except by reason of acts or omissions that have been determined in a final, non-appealable adjudication to have constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under our management agreement. In addition, under the terms of our management agreement, we agree to indemnify, hold harmless and advance expenses to TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel from and against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, including all reasonable attorneys', accountants' and experts' fees and expenses, arising from any acts or omissions related to the provision of services to us or the performance of any matters pursuant to an instruction by our Board, except to the extent there is a final, non-appealable adjudication that such acts or omissions constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under our management agreement. Such persons will also not be liable for trade errors that may result from ordinary negligence, including errors in the investment decision making or trade process.

Other. In addition to the fees and expense reimbursements payable to TRA under our management agreement, TRA and its affiliates may benefit from other fees paid to them in respect of our investments. For example, if we seek to securitize some of our CRE loans, TRA or its affiliates may act as collateral manager. In any of these or other capacities, TRA and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.

Share Awards to Employees of TRA and RMR LLC. We award Common Shares to our officers and certain other employees of TRA and/or RMR LLC annually. Generally, one fifth of these awards vest on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. During 2020, we awarded to our officers and other employees of TRA and/or RMR LLC annual awards of 56,600 Common Shares, valued at approximately $165,000, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under our equity compensation plan. These share awards to employees of TRA and RMR LLC are in addition to the share awards made to our current and former Managing Trustees, as Trustee compensation, and the fees we paid to TRA. During 2020, we purchased 8,299 Common Shares from certain of our current and former officers and certain current and former officers and employees of TRA and RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of our Common Shares, valued at the closing price of our Common Shares on Nasdaq on the purchase date. The aggregate value of Common Shares purchased during the year ended December 31, 2020 was approximately $24,000.

The foregoing descriptions of our agreements with TRA, RMR LLC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which TRA, RMR LLC or their affiliates provide management services.

B-4       2021 Proxy Statement

THANK YOU

Thank you for being a shareholder of Tremont Mortgage Trust.

1

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 26, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 26, 2021. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tremont Mortgage Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During the Meeting - Go to https://www.viewproxy.com/ TremontMortgageTrust/2021/ TREMONT MORTGAGE TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 You may attend the meeting via the internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Tremont Mortgage Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D45271-P52771 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TREMONT MORTGAGE TRUST For Withhold 1. Election of Trustees. For Against Abstain ! ! ! ! 2. Approval of the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan. ! ! ! ! ! ! Nominee (for Managing Trustee in Class I): Matthew P. Jordan Nominee (for Independent Trustee in Class I): William A. Lamkin 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR all the Nominees for Trustee in Proposal 1 and FOR Proposals 2 and 3.

TREMONT MORTGAGE TRUST ANNUAL MEETING OF SHAREHOLDERS May 27, 2021, 1:30 p.m., Eastern time Virtually via the internet at https://www.viewproxy.com/TremontMortgageTrust/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Shareholders of Tremont Mortgage Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2. Approval of the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan; 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year; and 4. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. D45272-P52771 TREMONT MORTGAGE TRUST ANNUAL MEETING OF SHAREHOLDERS May 27, 2021, 1:30 p.m., Eastern time Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Shareholders of Tremont Mortgage Trust (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Tremont Mortgage Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Shareholders of the Company to be held virtually via the internet at https://www.viewproxy.com/TremontMortgageTrust/2021/, on May 27, 2021, at 1:30 p.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.